Earnings per Unit (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Earnings per Unit
Partnership's Net income	$ 24,030	$ 34,999
Less:
Net Income attributable to preferred unitholders	5,781	5,781
General Partner's interest in Net Income	19	29
Net income attributable to common unitholders	$ 18,230	$ 29,189
Weighted average number of common units outstanding, basic	36,802,247	36,802,247
Earnings per common unit, basic	$ 0.50	$ 0.79